UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2009

LML PAYMENT SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-13959
(Commission File Number)

98-0209289
IRS Employer Identification No.)

1680-1140 West Pender Street, Vancouver, BC  V6E 4G1
(Address of principal executive offices and Zip Code)

(604) 689-4440
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

LML Patent Corp., an indirect wholly-owned subsidiary of LML Payment Systems Inc. (collectively, the “Registrant”), has entered into a Settlement and License Agreement (the “Agreement”) with RBS Citizens Bank N.A. (“RBS”) with respect to litigation filed by LML in the US District Court for the Eastern District of Texas alleging that RBS infringed U.S. Patent No. RE40220.  The Agreement is effective December 29, 2009 and provides RBS with a license to LML’s patents for electronic check conversion transactions including “ARC”, “WEB”, “POP”, “TEL” and “BOC”.  In connection with the Agreement, RBS has agreed to pay the Registrant compensation in the amount of $1,150,000 for releases, licenses, covenants and all other rights granted under the Agreement.

The Registrant expects to file the Agreement as an exhibit to its Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2009, and intends to seek confidential treatment for certain terms and provisions of the Agreement.  The foregoing description is qualified in its entirety by reference to the complete text of the Agreement when filed.

On December 31, 2009, the Registrant issued a press release announcing the settlement, which release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)
The Compensation Committee of LML Payment Systems Inc.’s Board of Directors approved performance related bonus payments to Patrick H. Gaines, the Corporation’s Chief Executive Officer, and Richard R. Schulz, the Corporation’s Controller and Chief Accounting Officer, for the fiscal year ended March 31, 2009 (“Fiscal 2009”) pursuant to the employment agreements between the Corporation and each of Mr. Gaines and Mr. Schulz and the bonuses were included in the Registrant’s payroll period ended on December 31, 2009.  Mr. Gaines received a bonus of 35% of his annual base salary, or U.S. $66,603, and Mr. Schulz received a bonus of 15% of his annual base salary, or U.S. $17,127.

The amount of the total compensation paid to Messrs. Gaines and Schulz as reported in the “Summary Compensation Table” in the Registrant’s proxy statement for fiscal 2009 (as filed with the SEC) was U.S. $537,304 for Mr. Gaines, including salary of $193,828 and option award expense of $343,476, and U.S.$215,223 for Mr. Schulz, including salary of $115,024 and option award expense of $100,199.  After including the amount of the bonuses described above, the total compensation for Fiscal 2009 is now U.S. $603,907 for Mr. Gaines and U.S.$232,350 for Mr. Schulz.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release issued by the Registrant on December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

/s/ Carolyn L. Gaines
Carolyn L. Gaines
Corporate Secretary

January 4, 2009